                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Vital Living, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I William Vreeland, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec .906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/  William Vreeland                                Dated: August 12, 2003
  ---------------------------------------
         William Vreeland
         Chief Financial Officer
         (Principal Accounting Officer)

                                       28